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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Jacksonville Bancorp, Inc. ("Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Foss, President and Chief Executive Officer and I, Diana S. Tone, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002:

        (1) the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 May 10, 2004                               /s/ Richard A. Foss
--------------------                       -------------------------------------
Date                                       Richard A. Foss
                                           President and Chief Executive Officer


 May 10, 2004                               /s/ Diana S. Tone
--------------------                       -------------------------------------
Date                                       Diana S. Tone
                                           Chief Financial Officer